Exhibit 99.2

Creating America’s Premier Global Airline April 15, 2008

1 Safe Harbor Statement This presentation contains various projections and other forward-looking statements which represent Delta’s and Northwest’s estimates or expectations regarding future events. All forward-looking statements involve a number of assumptions, risks and uncertainties, many of which are beyond Delta’s or Northwest’s control, that could cause the actual results to differ materially from the projected results. Factors which could cause such differences include, without limitation, business, economic, competitive, industry, regulatory, market and financial uncertainties and contingencies, as well as the “Risk Factors” discussed in Delta’s and Northwest’s filings with the SEC. Caution should be taken not to place undue reliance on forward-looking statements, which represent Delta’s and Northwest’s views only as of the date of this presentation, and which Delta and Northwest have no current intention to update. In connection with the proposed merger, Delta will file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S- 4 that will include a joint proxy statement of Delta and Northwest that also constitutes a prospectus of Delta. Delta and Northwest will mail the joint proxy statement/prospectus to their stockholders. Delta and Northwest urge investors and security holders to read the joint proxy statement/prospectus regarding the proposed merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from Delta’s website (www.delta.com) under the tab “About Delta” and then under the heading “Investor Relations” and then under the item “SEC Filings.” You may also obtain these documents, free of charge, from Northwest’s website (www.nwa.com) under the tab “About Northwest” and then under the heading “Investor Relations” and then under the item “SEC Filings and Section 16 Filings.” Delta, Northwest and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Delta and Northwest stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Delta and Northwest stockholders in connection with the proposed merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about Delta’s executive officers and directors in its Annual Reports on Form 10-K (including any amendments thereto), Current Reports on Form 8-K and other documents that have previously been filed with the SEC since April 30, 2007 as well as in its definitive proxy statement to be filed with the SEC related to Delta’s 2008 Annual Meeting of Stockholders. You can find information about Northwest’s executive officers and directors in its Annual Reports on Form 10-K (including any amendments thereto), Current Reports on Form 8-K and other documents that have previously been filed with the SEC since May 31, 2007 as well as in its definitive proxy statement to be filed with the SEC related to Northwest’s 2008 Annual Meeting of Stockholders. You can obtain free copies of these documents from Delta and Northwest using the contact

Richard Anderson Chief Executive Officer Delta Air Lines

3 Creating America’s Premier Global Airline • Creates the leading U.S. airline with the global presence to compete effectively with foreign carriers • Builds a global competitor better positioned to invest in new services benefiting our customers and small communities • Benefits employees through greater job security, improved compensation and an equity stake in the new company • Includes tentative agreement with Delta pilots on post-merger contract • Creates over $1 billion in annual synergies with no hub closures • Mitigates integration risks through employee support and common SkyTeam alliance

4 Why Merge Now? •Record fuel prices are fundamentally changing the economics of the airline industry •In an Open Skies arena, need a strong foundation to compete against consolidating European carriers and other financially strong, growing foreign carriers •Recent restructuring left legacy carriers healthier, but still financially challenged •Growth of low-cost carriers domestically has created new competition that offsets historical regulatory concerns •Create the world’s largest global carrier •Build a financially stronger company with more stability for all employees •End-to-end merger leads to a geographically balanced network for our customers •Generate revenue and cost synergies for our shareholders •Delta pilots support the transaction with contract extension •Common SkyTeam membership avoids conflicts with existing global alliances •Enable reinvestment in innovative products and services to improve the customer experience Right Time Right Deal

Doug Steenland President and Chief Executive Officer Northwest Airlines

6 Creating America’s Premier Global Airline for Our Customers, Employees and Shareholders The Right Deal for Northwest Geographic balance provides durability through economic cycles and rising oil prices Combined alliance joint ventures to compete in Open Skies environment Northwest’s focus on small community service aligned with Delta’s network strategy Best-in-class cost structures combined to create a stable platform for future growth

7 Anti-Trust Immunity Approved Source: OAG, January 2008 – December 2008 No Significant Competitive Concerns in International Markets No Overlap No Overlap

No Significant Competitive Concerns In Domestic Nonstop Overlap Markets

A Delta / Northwest transaction would result in only 12 nonstop domestic city-pair overlaps

12	Nonstop domestic city-pair overlaps
(5)	Overlaps that have 3 or more nonstop competitors after combination
(3)	Overlaps that have 2 competitors after combination
4	Only four overlaps are reduced to single carrier nonstop service: Salt Lake City – Detroit, Minneapolis/St. Paul; Cincinnati – Detroit, Minneapolis/St. Paul

The four remaining overlaps are not a significant competitive concern

- Affect an average of only 573 O&D passengers per day each way
- Comprise only 0.3% of Delta / Northwest's combined domestic O&D traffic

DELTA

Source: DB1A YE3Q07; OAG January 2008 – December 2008 as of March 28, 2008 (excluding known cancellation and including known additions)

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9 78 74 54 53 >140 DL/NW United US Airways American Continental Delta / Northwest Is The Leader In Service To Small U.S. Communities 1/ Reflects airports served between Jan 2008 and Dec 2008 (excluding cancellations and including additions as of March 28, 2008). “Small Communities” defined as airports with 2006 FAA Passenger Boarding Counts of <500K Source: OAG, FAA Merged carrier serves nearly double the small communities of our closest competitors Small community airports served1 + Small communities benefit from expanded access to global destinations

Ed Bastian President and Chief Financial Officer Delta Air Lines

11 Creating America’s Premier Global Airline • Builds a durable financial foundation • Creates a global airline positioned for profitable international growth • Enhances shareholder value with over $1 billion in annual synergies • Structured to obtain stakeholder and regulatory support • Transaction facilitated by best-in-class cost structures; creates an industry leading balance sheet • Integration facilitated by complementary networks, employee support and common SkyTeam systems

12 Bangkok Guangzhou Guam Hong Kong Osaka Manila Nagoya Beijing Pusan Singapore Saipan Taipei Accra Amman Bogota Cairo Caracas Cape Town Dakar Dubai Buenos Aires Rio De Janei ro Sao Paulo Guayaquil Istanbul Johannesburg Lima Lagos Santiago Quito Tel Aviv Georgetown Ixtapa/Zihuatanejo Delta And Northwest Bring Unique International Destinations To Each Carrier’s Existing Customers DL Mexico/Central Am./Caribbean Unique Cities Antigua, AG Aruba, AW Curacao, AN Bonaire, AN North Eleuthera, BS Freeport, BS Georgetown, BS Barbados, BB Belize City, BZ San Jose, CR Puerto Plata, DO Santo Domingo, DO Santiago, DO San Salvador, SV Guatemala City, GT San Pedro Sula, HN Kingston, JM Leon/Guanajuato, MX Culiacan, MX Guadalajara, MX La Paz, MX Los Mochis, MX Loreto, MX Roatan, HN Torreon, MX Zacatecas, MX Queretaro, MX St. Maarten, AN Managua, NI Panama City, PA St. Kitts, KN St. Lucia, LC Port Of Spain, TT Tobago, TT Providenciales, TC NW Unique Canadian Cities Kitchener, CA London, CA Quebec City, CA Regina, CA Saskatoon, CA Thunder Bay, CA Winnipeg, CA Stuttgart, DE Berlin, DE Athens, GR Budapest, HU Dublin, IE Shannon, IE Rome, IT Milan, IT Pisa, IT Venice, IT Bucharest, RO Moscow, RU Barcelona, ES Madrid, ES Malaga, ES Stockholm, SE Zurich, CH Kiev, UA Manchester, UK Edinburgh, SC, UK Vienna, AT Brussels, BE Prague, CZ Copenhagen, DK Nice, FR Lyon, FR Munich, DE DL Unique European Cities Bermuda Global diversification promotes long-term success Source: OAG, Jan 2008 – Dec 2008 (excluding cancellations and including additions as of March 28, 2008) Northwest cities not flown by Delta Delta cities not flown by Northwest

Unique Regional Presence Allows For An End-To-End Merger

Combination results in no hub closures


Pasco
Yakima
Lewiston
Salem
Eugene
Redmond
Butte
West Yellowstone
Medford
Sun Valley
Cody
Eureka/Arcata
Twin Falls
Pocatello
Reno
Elko
Oakland
Grand Junction
Aspen
Fresno
Cedar City
Montrose
San Luis Obispo
Bakersfield
St. George
Durango
Santa Barbara
Burbank
Ontario
Long Beach
Yuma
Guam
Lihue
Saipan
El Paso
Thief River Falls
Devils Lake
Minot
International Falls
Bemidji
Grand Forks
Hibbing
Hancock
Marquette
Bismarck
Fargo
Duluth
Jamestown
Brainerd
Iron Mountain
Sault St. Marie
Pellston
Aberdeen
St. Cloud
Rhinelander
Escanaba
Watertown
Eau Claire
Wausau
Alpena
Pierre
Rochester
La Crosse
Saginaw
Mason City
Muskegon
Ft. Dodge
Sioux City
Dubuque
Waterloo
Erie
Elmira
Ithaca
Binghamton
Nantucket
Latrobe
Lincoln
Champaign
Huntington
Greenbrier
Lynchburg
Newport News
Paducah
Fayetteville
Jacksonville
New Bern
Wilmington
Florence
Muscle Shoals
Tupelo
Augusta
Macon
Lawton
Greenville
Columbus
Hilton Head
Columbus
Meridian
Albany
Brunswick
Hattiesburg
Dothan
Valdosta
Killeen
Houston-HOU
Gainesville
Daytona Beach
Melbourne
Key West
St. Croix
Northwest airports not flown by Delta
Delta airports not flown by Northwest

Customers benefit from increased choice and more efficient connections

DELTA

Source: OAG, Jan 2008 – Dec 2008 (excluding cancellations and including additions as of March 28, 2008)

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14 Merger Creates A Globally Balanced Airline • Northwest’s presence in Central U.S. complements Delta’s presence in the East – Half of Northwest’s domestic capacity is concentrated in the North Central region – Nearly 60% of Delta’s domestic capacity is concentrated in the East • Asia access for Delta customers and Atlantic / Latin access for Northwest customers creates significant value – 55% of Northwest’s international capacity touches Asia versus 7% for Delta – Latin America represents 30% of Delta’s international capacity versus 10% for Northwest • Combined carrier results in 60/40 mix of domestic and international capacity – Longer-term goal to reach 50/50 mix Network diversification key to long-term success Delta / Northwest Combined Capacity by Region Domestic International 31% 24% 28% 14% 3% Northeast & Mid Atlantic West & Mountain West North Central Southeast South Central 21% 6% 3% 28% 42% Canada Asia/Pacific Europe Latin/Caribbean Africa/Middle East Source: March 2008 OAG (week sample)

15 Transaction Highlights • Stock-for-stock transaction – Northwest shareholders to receive 1.25 shares of Delta common stock for each Northwest common share – Represents a 17% premium to April 14 closing price • Company will be named Delta – World headquarters in Atlanta – Executive offices in Minneapolis/St. Paul, New York, Tokyo, Amsterdam and Paris • Board will consist of 13 members – 7 directors from the Delta Board – 5 directors from the Northwest Board – 1 director designated by ALPA • Proven management team

16 Shareholders Will Benefit From The Merger • Synergies provide a strong financial foundation to contend with record fuel prices and economic volatility • Transaction accretive in year one (excluding one-time costs) • Combined networks will provide new, profitable growth opportunities • Best-in-class cost structures are preserved • Merger creates one of the strongest balance sheets in the industry, with expected liquidity at closing of nearly $7 billion $1.0 - $1.2 Total upon full implementation $0.3 - $0.4 Cost Synergies $0.7 - $0.8 Network Synergies Estimated Annual Value ($ Billions) Synergy Type • Combination creates substantial recurring synergies:

17 Synergies Ramp Up Over Three Years • Employee support – Delta pilot agreement • SkyTeam alliance – IT systems partially integrated • Integrated frequent flyer program $1.0 - 1.2 $0.8 - 1.0 $0.5 - 0.7 $0.2 2009 2010 2011 2012 % of Synergy 20% 60% 85% 100% Synergy Phase-in ($B) Unique Deal Conditions Drive Accelerated Synergy Realization

18 Expanded schedule options and more comprehensive global network drives improved revenues $0.2 - $0.3 Network Presence Balanced, flexible fleet with diverse mission capabilities increases profitability $0.4 - $0.5 Fleet Optimization $0.7 - $0.8 Total Network Synergy Benefit Description Estimated Annual Value ($ Billions) Network Synergies Network Synergies Will Generate $0.7 - $0.8 Billion In Annual Benefits • Improve capacity / gauge allocation among international widebody fleet • Optimize domestic narrowbody fleet to capitalize on aircraft mission capabilities • Use 100-seat aircraft to upgauge regional jets • Expand Delta hubs to connect to Northwest’s Asian network • Enhance customer travel choices as a result of combined networks • Combination creates substantial recurring network synergies:

Improved Network Presence Drives Increased Revenues

Broader network in key markets positions Delta as preferred carrier

Combining Complementary Networks…

Example: New York (LGA)



Minneapolis-St. Paul
Grand Rapids
Flint
Madison
Detroit
to Salt Lake City
to Hayden
Chicago-MDW
Des Moines
Columbus
Indianapolis
Cincinnati
Richmond
Lexington
Greensboro
Raleigh
Knoxville
Charlotte
Greenville
Memphis
Huntsville
Columbia
Myrtle Beach
Birmingham
Atlanta
Charleston
Savannah
Jacksonville
New Orleans
Orlando
Daytona Beach
Tampa
Sarasota
West Palm Beach
Ft. Myers
Fort Lauderdale
Nassau
Boston
New York-LGA
Washington-DCA
Operated by Delta
Operated by Northwest

…Creates Substantial Value

- Increases revenue by creating customer loyalty through:
  - One frequent flier program
  - One airport lounge membership
  - One corporate account
  - One global alliance
  - One affinity card
- Broader network strengthens Delta's ability to compete for corporate contracts
- Improved schedule options to major business centers will attract additional premium passengers

DELTA

Source: OAG, Jan 2008 – Dec 2008 (excluding cancellations and including additions as of March 28, 2008)

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20 Air France/KLM – Delta Joint Venture • Joint ventures between Air France/Delta and KLM/Northwest can be integrated into a single joint venture – 4-way anti-trust immunity has preliminary approval • Leading global hubs in New York-JFK, Amsterdam, Paris, and Atlanta • Common alliance membership eases integration • Provides proven platform for future international growth

21 Improved efficiency in IT, sales, facilities and non-labor expenses; streamlined overhead structure; partially offset by wage and benefit harmonization $0.3 - $0.4 Cost Synergies $0.3 - $0.4 Total Cost Synergy Benefit Description Estimated Annual Value ($ Billions) Cost Synergies Cost Synergies Will Generate $0.3 - $0.4 Billion In Annual Benefits • Combination creates substantial recurring cost synergies: • Combination improves an already best-in-class cost structure • Substantial cost benefits somewhat offset by labor dissynergies

22 Cost Synergies Enhance Current CASM Advantage Delta and Northwest have the lowest non-fuel CASM of the full-service carriers Best-in-class cost structure for the combined carrier 2007 Mainline Non-Fuel CASM (Stage length adjusted) Excludes special and non-recurring items and profits haring expense. All carriers adjusted to Delta’s average mainline stage length of 1,237 miles 8.22 8.01 7.77 6.81 6.80 6.80

23 Expect One-Time Merger Related Cash Costs Not to Exceed $1 Billion Operational Transition Other One-Time Costs Technology Transition • Move to a single operating certificate • Standardize aircraft interiors and liveries • Update branding at airport facilities • Professional fees • One-time employee related expenses • Transition technology systems to a single platform • Employee training

24 Merger Combines Two Best Balance Sheets Among Network Carriers 2007 Adjusted Net Debt / Revenue 2007 EBITDAR Coverage 3.7 3.2 2.9 2.7 2.5 2.4 2.3 35% 39% 41% 47% 52% 53% 63% • Combination projected to generate over $4 billion in free cash flow from 2009-2011 • Cash flows sufficient to pay debt maturities, cover capital expenditures, and increase liquidity position • Expected liquidity at closing of nearly $7 billion + 2010 Projection + 2010 Projection Source: SEC Filings and Press Releases; Delta + Northwest projected as of 12/31/2010

25 Agreement With Delta Pilots • Tentative agreement on three year contract extension for Delta pilots – Contract extends through December 31, 2012 • Allows for unlimited codesharing with Northwest to facilitate revenue synergies • Delta pilots to receive 2009 pay increase and 3.5% equity stake in the new company

26 Combination Benefits Employees • Benefits for employees – Enhances company’s ability to bring frontline employees to industry standard pay – Commitment to fair and equitable seniority integration – 4% equity distribution to Delta and Northwest non-pilot employees • Job stability and growth from a financially stronger company Employee support is critical to successful integration

27 Stronger Financial Position Will Lead To Further Product And Service Enhancements New aircraft will be delivered with lie-flat seats, and more aircraft will be upgraded with personal Audio Video On Demand in Business and Coach Further deployment of kiosks and wireless tools

28 Merger Timeline File Hart-Scott-Rodino with Department of Justice and make other regulatory filings Complete regulatory process Shareholder approval Close merger Begin integrating airlines April 2008 Fall/Winter 2008 Expect transaction to close by the end of 2008 INTEGRATION PLANNING

29 • Unrivaled global access – end-to-end merger allows service to more small communities and international destinations than any other airline • Combination enables greater investment in innovative products and services to improve the customer experience • International expansion will create opportunity to exercise options for up to 20 new widebody aircraft Customer Benefits Employee Benefits Shareholder Benefits • Equity participation for our combined employees • Delta pilot leadership backs transaction and agrees to a new pilot contract through 2012 • Enhances company’s ability to maintain commitment to achieve industry standard pay • Greater job stability through combined airline’s financial strength • Over $1 billion in annual synergies • Preserves combined company’s best-in-class cost structure • Integration of combined company facilitated by employee support, complementary geographic networks and common SkyTeam alliance • Accretive in year one, excluding one-time costs Winning Combination Delivers Unique Benefits

Creating America’s Premier Global Airline